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EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANT

    I consent to the inclusion in this Registration Statement on Form S-1 of my report dated March 20, 1997 and June 30, 1999, on my audit of Amitek Corporation's financial statements for the year ended December 31, 1996. I also consent to the reference to my name under the section entitled "Experts".

                                          /s/ LAWRENCE N. LEGG
                                          --------------------------------------
                                          Lawrence N. Legg, CPA, PA


September 16, 1999